UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2020

NATIONAL GENERAL HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36311	27-1046208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

59 Maiden Lane, 38th Floor

New York, New York 10038

(Address of Principal Executive Offices) (Zip Code)

(212) 380-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NGHC	The Nasdaq Stock Market LLC
7.50% Non-Cumulative Preferred Stock, Series A	NGHCP	The Nasdaq Stock Market LLC
Depositary Shares, Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series B	NGHCO	The Nasdaq Stock Market LLC
Depositary Shares, Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series C	NGHCN	The Nasdaq Stock Market LLC
7.625% Subordinated Notes due 2055	NGHCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on July 7, 2020, National General Holdings Corp., a Delaware corporation (the “Company”), The Allstate Corporation, a Delaware corporation (“Parent”), and Bluebird Acquisition Corp, a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The transaction is expected to close in early 2021, subject to regulatory approvals and other customary closing conditions. On August 26, 2020, the Company filed and commenced mailing its definitive proxy statement on Schedule 14A (the “Proxy Statement”).

Stockholder Litigation

In connection with the Merger Agreement and the transactions contemplated thereby, a purported class action complaint and two individual complaints have been filed by purported stockholders of the Company against the Company and members of the board of directors of the Company in the United States District Courts for the District of Delaware and the Southern District of New York. The three complaints are captioned as follows: Post v. National General Holdings Corp., et al, Case 1:20-cv-01069 (D. Del), Murray v. National General Holdings Corp., et al., Case 1:20-cv-06549 (S.D.N.Y) and Wang v. National General Holdings Corp., et al., Case:120-cv-06867 (S.D.N.Y.). The complaints are substantially identical and allege violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder, as well as, in the case of the individual defendants, the control person provisions of the Exchange Act, because the Proxy Statement allegedly omitted material information with respect to the Merger, thus rendering the Proxy Statement false and misleading. The complaints seek to enjoin the defendants from proceeding with the Merger, rescission of the Merger or rescissory damages if the Merger is consummated, a declaration that the defendants violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9, and awards of the plaintiffs’ costs of the action, including attorneys’ and experts’ fees.

Supplemental Disclosures

The Company believes that no further disclosure is required to supplement the Proxy Statement under applicable laws; however, to avoid the risk that the litigations described above may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such actions, the Company wishes to voluntarily make supplemental disclosures related to the Merger, all of which are set forth below, in response to certain of the allegations raised in the lawsuits described above. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the lawsuits described above that any additional disclosure was or is required. The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement.

The following information should be read in conjunction with the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement, unless otherwise defined herein. Unless stated otherwise, new text is bolded and underlined to highlight the supplemental information being provided to you.

(1) Supplements to “Proposal 1: The Merger—Opinion of J.P. Morgan Securities LLC—Dividend Discount Analysis”

The following disclosures amend and supplement the existing disclosures contained under the heading “Proposal 1: The Merger—Opinion of J.P. Morgan Securities LLC—Dividend Discount Analysis” on page 58 of the Proxy Statement as follows:

J.P. Morgan conducted a dividend discount analysis to determine a range of equity values for the Common Stock based on 117.0 million fully diluted shares of Common Stock outstanding (as provided by the Company’s management on July 6, 2020), assuming the Company continued to operate as a standalone entity. The range, which was approximately $3.70 billion to approximately $4.60 billion, was determined by adding the present value of an estimated future dividend stream for the Company over a five-year period from 2020 through 2024, using the Company Projections and the present value of an estimated terminal value of the shares at the end of 2024. A dividend discount model is a quantitative method of valuing a company’s share price based on the assumption that the company’s current equity value equals the sum of all of the company’s potential future dividends discounted back to their present value. For purposes of a dividend discount model analysis, the calculation of the company’s future dividends is based on estimates of the amount of cash available to be paid as dividends and the timing of those payments, without regard to whether the company’s management actually projects that the company will pay those dividends at those times. The Company’s management directed J.P. Morgan to use estimated annual dividend amounts for the Company of $182 million, $141 million, $129 million, $284 million and $374 million for 2020, 2021, 2022, 2023 and 2024, respectively, based on Company’s management’s view of the minimum capital required to operate the business in subsequent years. The Company may and would only pay dividends when, as and if declared by the Company’s board of directors out of funds legally available for that purpose and any such declaration is subject to other regulatory restrictions. If the Merger is consummated, the surviving company will be subject to similar restrictions on the declaration of dividends. J.P. Morgan used the perpetuity growth method to calculate a terminal growth rate of 1.50% – 2.50% (among other terminal year assumptions) based on Company management’s guidance and J.P. Morgan’s experience and judgment. In performing its analysis, J.P. Morgan assumed a cost of equity range of 10.75% – 11.75%, which range was chosen by J.P. Morgan taking into account macroeconomic assumptions, estimates of risk, the Company’s capital structure and other factors that J.P. Morgan considered to be appropriate in its professional judgment.

(2) Supplements to “Proposal 1: The Merger—Opinion of J.P. Morgan Securities LLC—Other Information”

The following disclosures amend and supplement the existing disclosures contained under the heading “Proposal 1: The Merger—Opinion of J.P. Morgan Securities LLC—Other Information” on page 58 of the Proxy Statement as follows:

Analysts Price Targets. J.P. Morgan reviewed the price targets of public equity research analysts for the Company obtained from FactSet Research Systems. J.P. Morgan noted that such price targets per share of Common Stock, as of July 6, 2020 were as follows:

Price Target
Broker 1	$18.00
Broker 2	$26.00
Broker 3	$29.00
Broker 4	$30.00

J.P. Morgan noted a median price target of $27.50 per share of Common Stock, as of July 6, 2020, and compared that to (i) the closing price of the Common Stock on the last undisturbed trading day prior to the announcement of the Merger and (ii) the Total Consideration.

(3) Supplements to “Proposal 1: The Merger—Opinion of J.P. Morgan Securities LLC—Miscellaneous”

The following disclosures amend and supplement the existing disclosures contained under the heading “Proposal 1: The Merger—Opinion of J.P. Morgan Securities LLC—Miscellaneous” on page 59 of the Proxy Statement as follows:

J.P. Morgan received a fee from the Company of $3 million in connection with the delivery of its opinion. The Company has agreed to pay J.P. Morgan a transaction fee that is estimated, based on the information available as of the date of announcement, to be up to approximately $34 million, against which the opinion fee will be credited, upon the consummation of the transaction. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had, and continue to have, commercial or investment banking relationships with the Company and Allstate, and are currently providing corporate advisory services to Allstate unrelated to the Merger, for which J.P. Morgan and such affiliates have received, or will receive, customary compensation. Such services during such period have included acting as joint lead arranger and bookrunner on the Company’s credit facility which closed in February 2019, joint lead bookrunner on the Company’s offering of equity securities which closed in November 2018 and as joint bookrunner on Allstate’s offerings of preferred stock and debt securities which closed in November, August and June 2019, respectively. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company and Allstate, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and Allstate. During the two year period preceding the delivery of its opinion, the aggregate fees received by J.P. Morgan from the Company were approximately $5.1 million and the aggregate fees received by J.P. Morgan from Allstate, including compensation received by J.P. Morgan’s commercial banking affiliate from Allstate, were approximately $16.5 million. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or Allstate for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or financial instruments.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the Merger, the Company has filed with the Securities and Exchange Commission and furnished to its stockholders the Proxy Statement. Additionally, the Company will file other relevant materials with the Securities and Exchange Commission in connection with the proposed transaction.

The materials filed or to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, stockholders also may obtain free copies of the Proxy Statement from the Company by contacting National General Holdings Corp. Investor Relations at 59 Maiden Lane, 38th Floor New York, New York 10038, telephone number (212) 380-9462 or InvestorRelations@ngic.com. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2020 annual meeting of stockholders and the Proxy Statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the Merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the Proxy Statement. Additional information regarding the Company’s executive officers and directors in the solicitation is available by reading the Company’s proxy statement for its 2020 annual meeting of stockholders.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate” and “believe” or their variations or similar terminology. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the possibility that competing offers will be made, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, a downgrade in the financial strength ratings of our insurance subsidiaries, the potential effect of changes in LIBOR reporting practices, the effects of pandemics or other widespread health problems such as the ongoing COVID-19 pandemic on our business, the effect of the performance of financial markets on our investment portfolio, our ability to accurately underwrite and price our products and to maintain and establish accurate loss reserves, estimates of the fair value of investments, development of claims and the effect on loss reserves, large loss activity including hurricanes and wildfires, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, the effect of unpredictable catastrophic losses, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, the effects of tax reform, regulations and regulatory investigations into industry practices, risks associated with conducting business outside the United States, developments relating to existing agreements, disruptions to our business relationships with third party vendors or agencies, breaches in data security or other disruptions involving our technology, heightened competition, changes in pricing environments, and changes in asset valuations. The forward-looking statements contained in this current report on Form 8-K are made only as of the date of this current report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement except as may be required by law. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2020

NATIONAL GENERAL HOLDINGS CORP.

By:	/s/ Jeffrey Weissmann
Name: Title:	Jeffrey Weissmann General Counsel and Secretary